Exhibit 10.3


                      CHANGE IN CONTROL SEVERANCE AGREEMENT


         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of this ___ day of __________, 1998 (the "Commencement Date"), by and between Hudson River Bank & Trust Company (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 5(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Bank"), and William Fisher (the "Executive").

         WHEREAS, the Executive is currently serving as Vice President of Compliance and Collections of the Bank; and

         WHEREAS, the Board of Directors of the Bank (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Bank or of its holding company, Hudson River Bancorp, Inc. (the "Company"), may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Bank, the Company and its stockholders; and

         WHEREAS, the Board believes it is in the best interests of the Bank to enter into this Agreement with the Executive in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

         WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Certain Definitions.

                  (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries (as hereinafter defined), any person (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the

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Commencement Date (the "Incumbent  Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                  (b) The term "Commencement Date" means __________ __, 1998.

                  (c) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Bank, including but not limited to the Company.

                  (d) The term "Date of Termination" means the date specified in the Notice of Termination (which, in the case of a Termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay the Executive the Executive's full salary at the rate in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(d).

                  (e) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given by the Executive in respect thereof:

                    (i) a requirement that the Executive be based at any location not within 50 miles of Hudson, New York, or that substantially increase travel on Company or Bank business;

                   (ii)  a material demotion of the Executive;

                  (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;

                   (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;

                    (v) a material and extended increase in the required hours of work or the workload of the Executive;

                   (vi) the failure of the Bank to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 5(a) hereof; or

                  (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 4 hereof (and, if applicable, the requirements of Section 1(g) hereof), which purported termination shall not be effective for purposes of this Agreement.

                  (f) The term "Notice of Termination" means a notice of termination of the Executive's employment pursuant to Section 7 of this Agreement.

                  (g) The term "Termination for Cause" means termination of the employment of the Employee because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that action or failure to act was in the best interest of the Bank. Notwithstanding the foregoing, no Termination for Cause shall be deemed to have occurred unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the

Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2.  Term.

                  (a) The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to extension or earlier termination as provided herein.

                  (b) Except as provided in section 2(c), beginning on the date of this Agreement, the term of this Agreement shall automatically be extended for one additional day each day, unless either the Bank or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the term of this Agreement shall end on the second anniversary of the date on which such written notice is given. Upon termination of the Executive's employment with the Bank for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

                  (c) Nothing in this Agreement shall be deemed to prohibit the Bank at any time from terminating the Executive's employment during the term of this Agreement with or without notice for any reason; provided, however, that the relative rights and obligations of the Bank and the Executive in the event of any such termination shall be determined under this Agreement.

         3.  Severance Benefits.

                  (a) In the event that the Bank shall terminate the Executive's employment other than Termination for Cause, or the Executive shall terminate employment for Good Reason, within 24 months following a Change in Control, the Bank shall (i) pay the Executive salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; and (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Code, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which constitute "parachute payments" under Section 280G of the Code.

         While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under
Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to the excise tax under Section 4999 of the Code, the Bank shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax) equals the amount of such payments and value of such benefits as would receive in the absence of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax. The Bank shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Executive shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owed by the Executive with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Executive's behalf, any excise tax assessment against as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Executive and hold harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

                  (b) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits after the Date of Termination or otherwise. This Agreement shall not be construed as providing the Executive any right to be retained in the employ of the Bank or any affiliate of the Bank.

         4. Notice of Termination. In the event that the Bank desires to terminate the employment of the Executive during the term of this Agreement, the Bank shall deliver to the Executive a written notice of termination, stating (i) whether such termination constitutes Termination for Cause, and, if so, setting forth in reasonable detail the facts and circumstances that are the basis for the Termination for Cause, and (ii) specifying the Date of Termination. In the event that the Executive desires to terminate employment and determines in good faith that has experienced Good Reason to terminate employment, shall send a written notice to the Bank stating the circumstances that constitute Good Reason and the Date of Termination.

         The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement.

         5.  No Assignments.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Bank in the same amount and on the same terms that would be entitled to hereunder if terminated employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 3 hereof. For purposes of implementing the provisions of this Section 5(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

         6. Deferred Payments. If following a termination of the Executive, the aggregate payments to be made by the Bank under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed the limitation on deductible compensation contained in
Section 162(m) of the Code in any calendar year, any such amounts in excess of such limitation shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed such limitation.

         7. Delivery of Notices. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


                       If to the Executive:    [name]
                                               At the address last appearing
                                               on the personnel records of
                                               the Executive

                        If to the Bank:        Hudson River Bank & Trust Company
                                               1 Hudson City Center
                                               Hudson, New York  12534
                                               Attention:  Secretary

or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

         8. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         9. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         10. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         11. Governing Law. This Agreement shall be governed by the laws of the State of New York to the extent that federal law does not govern.

         12.  Arbitration.  Any  dispute  or  controversy  arising  under  or in
connection  with  this  Agreement  shall  be  settled   exclusively  by  binding
arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Bank, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of rights under Section 1(d) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrators= award in any court having jurisdiction.

         13. Reimbursement of Expenses. In the event any dispute shall arise between the Executive and the Bank as to the terms or interpretation of this Agreement, including this Section 13, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 13, or in defending against any action taken by the Bank, the Bank shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                                  HUDSON RIVER BANK & TRUST
                                         COMPANY


-------------------------------          ---------------------------------------
                                         By:
                                         Its:

                                         EXECUTIVE



                                          --------------------------------------
                                          [name]

                      CHANGE IN CONTROL SEVERANCE AGREEMENT


         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of this ___ day of __________, 1998 (the "Commencement Date"), by and between Hudson River Bank & Trust Company (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 5(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Bank"), and Susan Hollister (the "Executive").

         WHEREAS, the Executive is currently serving as Vice President of Human Resources of the Bank; and

         WHEREAS, the Board of Directors of the Bank (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Bank or of its holding company, Hudson River Bancorp, Inc. (the "Company"), may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Bank, the Company and its stockholders; and

         WHEREAS, the Board believes it is in the best interests of the Bank to enter into this Agreement with the Executive in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

         WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Certain Definitions.

                  (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries (as hereinafter defined), any person (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the

Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                  (b) The term "Commencement Date" means __________ __, 1998.

                  (c) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Bank, including but not limited to the Company.

                  (d) The term "Date of Termination" means the date specified in the Notice of Termination (which, in the case of a Termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay the Executive the Executive's full salary at the rate in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(d).

                  (e) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given by the Executive in respect thereof:

                    (i) a requirement that the Executive be based at any location not within 50 miles of Hudson, New York, or that substantially increase travel on Company or Bank business;

                   (ii)  a material demotion of the Executive;

                  (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;

                   (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;

                    (v) a material and extended increase in the required hours of work or the workload of the Executive;

                   (vi) the failure of the Bank to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 5(a) hereof; or

                  (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 4 hereof (and, if applicable, the requirements of Section 1(g) hereof), which purported termination shall not be effective for purposes of this Agreement.

                  (f) The term "Notice of Termination" means a notice of termination of the Executive's employment pursuant to Section 7 of this Agreement.

                  (g) The term "Termination for Cause" means termination of the employment of the Employee because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that action or failure to act was in the best interest of the Bank. Notwithstanding the foregoing, no Termination for Cause shall be deemed to have occurred unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the

Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2.  Term.

                  (a) The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to extension or earlier termination as provided herein.

                  (b) Except as provided in section 2(c), beginning on the date of this Agreement, the term of this Agreement shall automatically be extended for one additional day each day, unless either the Bank or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the term of this Agreement shall end on the second anniversary of the date on which such written notice is given. Upon termination of the Executive's employment with the Bank for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

                  (c) Nothing in this Agreement shall be deemed to prohibit the Bank at any time from terminating the Executive's employment during the term of this Agreement with or without notice for any reason; provided, however, that the relative rights and obligations of the Bank and the Executive in the event of any such termination shall be determined under this Agreement.

         3.  Severance Benefits.

                  (a) In the event that the Bank shall terminate the Executive's employment other than Termination for Cause, or the Executive shall terminate employment for Good Reason, within 24 months following a Change in Control, the Bank shall (i) pay the Executive salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; and (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Code, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which constitute "parachute payments" under Section 280G of the Code.

         While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under
Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to the excise tax under Section 4999 of the Code, the Bank shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax) equals the amount of such payments and value of such benefits as would receive in the absence of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax. The Bank shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Executive shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owed by the Executive with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Executive's behalf, any excise tax assessment against as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Executive and hold harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

                  (b) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits after the Date of Termination or otherwise. This Agreement shall not be construed as providing the Executive any right to be retained in the employ of the Bank or any affiliate of the Bank.

         4. Notice of Termination. In the event that the Bank desires to terminate the employment of the Executive during the term of this Agreement, the Bank shall deliver to the Executive a written notice of termination, stating (i) whether such termination constitutes Termination for Cause, and, if so, setting forth in reasonable detail the facts and circumstances that are the basis for the Termination for Cause, and (ii) specifying the Date of Termination. In the event that the Executive desires to terminate employment and determines in good faith that has experienced Good Reason to terminate employment, shall send a written notice to the Bank stating the circumstances that constitute Good Reason and the Date of Termination.

         The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement.

         5.  No Assignments.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Bank in the same amount and on the same terms that would be entitled to hereunder if terminated employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 3 hereof. For purposes of implementing the provisions of this Section 5(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

         6. Deferred Payments. If following a termination of the Executive, the aggregate payments to be made by the Bank under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed the limitation on deductible compensation contained in
Section 162(m) of the Code in any calendar year, any such amounts in excess of such limitation shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed such limitation.

         7. Delivery of Notices. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


                       If to the Executive:    [name]
                                               At the address last appearing
                                               on the personnel records of
                                               the Executive

                        If to the Bank:        Hudson River Bank & Trust Company
                                               1 Hudson City Center
                                               Hudson, New York  12534
                                               Attention:  Secretary

or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

         8. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         9. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         10. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         11. Governing Law. This Agreement shall be governed by the laws of the State of New York to the extent that federal law does not govern.

         12.  Arbitration.  Any  dispute  or  controversy  arising  under  or in
connection  with  this  Agreement  shall  be  settled   exclusively  by  binding
arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Bank, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of rights under Section 1(d) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrators= award in any court having jurisdiction.

         13. Reimbursement of Expenses. In the event any dispute shall arise between the Executive and the Bank as to the terms or interpretation of this Agreement, including this Section 13, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 13, or in defending against any action taken by the Bank, the Bank shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                                  HUDSON RIVER BANK & TRUST
                                         COMPANY


-------------------------------          ---------------------------------------
                                         By:
                                         Its:

                                         EXECUTIVE



                                          --------------------------------------
                                          [name]

                      CHANGE IN CONTROL SEVERANCE AGREEMENT


         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of this ___ day of __________, 1998 (the "Commencement Date"), by and between Hudson River Bank & Trust Company (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 5(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Bank"), and James Mackerer (the "Executive").

         WHEREAS, the Executive is currently serving as Vice President of Commerical Lending of the Bank; and

         WHEREAS, the Board of Directors of the Bank (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Bank or of its holding company, Hudson River Bancorp, Inc. (the "Company"), may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Bank, the Company and its stockholders; and

         WHEREAS, the Board believes it is in the best interests of the Bank to enter into this Agreement with the Executive in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

         WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Certain Definitions.

                  (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries (as hereinafter defined), any person (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the

Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                  (b) The term "Commencement Date" means __________ __, 1998.

                  (c) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Bank, including but not limited to the Company.

                  (d) The term "Date of Termination" means the date specified in the Notice of Termination (which, in the case of a Termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay the Executive the Executive's full salary at the rate in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(d).

                  (e) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given by the Executive in respect thereof:

                    (i) a requirement that the Executive be based at any location not within 50 miles of Hudson, New York, or that substantially increase travel on Company or Bank business;

                   (ii)  a material demotion of the Executive;

                  (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;

                   (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;

                    (v) a material and extended increase in the required hours of work or the workload of the Executive;

                   (vi) the failure of the Bank to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 5(a) hereof; or

                  (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 4 hereof (and, if applicable, the requirements of Section 1(g) hereof), which purported termination shall not be effective for purposes of this Agreement.

                  (f) The term "Notice of Termination" means a notice of termination of the Executive's employment pursuant to Section 7 of this Agreement.

                  (g) The term "Termination for Cause" means termination of the employment of the Employee because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that action or failure to act was in the best interest of the Bank. Notwithstanding the foregoing, no Termination for Cause shall be deemed to have occurred unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the

Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2.  Term.

                  (a) The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to extension or earlier termination as provided herein.

                  (b) Except as provided in section 2(c), beginning on the date of this Agreement, the term of this Agreement shall automatically be extended for one additional day each day, unless either the Bank or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the term of this Agreement shall end on the second anniversary of the date on which such written notice is given. Upon termination of the Executive's employment with the Bank for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

                  (c) Nothing in this Agreement shall be deemed to prohibit the Bank at any time from terminating the Executive's employment during the term of this Agreement with or without notice for any reason; provided, however, that the relative rights and obligations of the Bank and the Executive in the event of any such termination shall be determined under this Agreement.

         3.  Severance Benefits.

                  (a) In the event that the Bank shall terminate the Executive's employment other than Termination for Cause, or the Executive shall terminate employment for Good Reason, within 24 months following a Change in Control, the Bank shall (i) pay the Executive salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; and (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Code, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which constitute "parachute payments" under Section 280G of the Code.

         While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under
Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to the excise tax under Section 4999 of the Code, the Bank shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax) equals the amount of such payments and value of such benefits as would receive in the absence of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax. The Bank shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Executive shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owed by the Executive with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Executive's behalf, any excise tax assessment against as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Executive and hold harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

                  (b) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits after the Date of Termination or otherwise. This Agreement shall not be construed as providing the Executive any right to be retained in the employ of the Bank or any affiliate of the Bank.

         4. Notice of Termination. In the event that the Bank desires to terminate the employment of the Executive during the term of this Agreement, the Bank shall deliver to the Executive a written notice of termination, stating (i) whether such termination constitutes Termination for Cause, and, if so, setting forth in reasonable detail the facts and circumstances that are the basis for the Termination for Cause, and (ii) specifying the Date of Termination. In the event that the Executive desires to terminate employment and determines in good faith that has experienced Good Reason to terminate employment, shall send a written notice to the Bank stating the circumstances that constitute Good Reason and the Date of Termination.

         The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement.

         5.  No Assignments.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Bank in the same amount and on the same terms that would be entitled to hereunder if terminated employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 3 hereof. For purposes of implementing the provisions of this Section 5(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

         6. Deferred Payments. If following a termination of the Executive, the aggregate payments to be made by the Bank under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed the limitation on deductible compensation contained in
Section 162(m) of the Code in any calendar year, any such amounts in excess of such limitation shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed such limitation.

         7. Delivery of Notices. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


                       If to the Executive:    [name]
                                               At the address last appearing
                                               on the personnel records of
                                               the Executive

                        If to the Bank:        Hudson River Bank & Trust Company
                                               1 Hudson City Center
                                               Hudson, New York  12534
                                               Attention:  Secretary

or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

         8. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         9. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         10. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         11. Governing Law. This Agreement shall be governed by the laws of the State of New York to the extent that federal law does not govern.

         12.  Arbitration.  Any  dispute  or  controversy  arising  under  or in
connection  with  this  Agreement  shall  be  settled   exclusively  by  binding
arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Bank, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of rights under Section 1(d) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrators= award in any court having jurisdiction.

         13. Reimbursement of Expenses. In the event any dispute shall arise between the Executive and the Bank as to the terms or interpretation of this Agreement, including this Section 13, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 13, or in defending against any action taken by the Bank, the Bank shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                                  HUDSON RIVER BANK & TRUST
                                         COMPANY


-------------------------------          ---------------------------------------
                                         By:
                                         Its:

                                         EXECUTIVE



                                          --------------------------------------
                                          [name]

                      CHANGE IN CONTROL SEVERANCE AGREEMENT


         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of this ___ day of __________, 1998 (the "Commencement Date"), by and between Hudson River Bank & Trust Company (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 5(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Bank"), and Lawrence Lango (the "Executive").

         WHEREAS, the Executive is currently serving as Vice President of Mortgage Originations of the Bank; and

         WHEREAS, the Board of Directors of the Bank (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Bank or of its holding company, Hudson River Bancorp, Inc. (the "Company"), may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Bank, the Company and its stockholders; and

         WHEREAS, the Board believes it is in the best interests of the Bank to enter into this Agreement with the Executive in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

         WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Certain Definitions.

                  (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries (as hereinafter defined), any person (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the

Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                  (b) The term "Commencement Date" means __________ __, 1998.

                  (c) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Bank, including but not limited to the Company.

                  (d) The term "Date of Termination" means the date specified in the Notice of Termination (which, in the case of a Termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay the Executive the Executive's full salary at the rate in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(d).

                  (e) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given by the Executive in respect thereof:

                    (i) a requirement that the Executive be based at any location not within 50 miles of Hudson, New York, or that substantially increase travel on Company or Bank business;

                   (ii)  a material demotion of the Executive;

                  (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;

                   (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;

                    (v) a material and extended increase in the required hours of work or the workload of the Executive;

                   (vi) the failure of the Bank to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 5(a) hereof; or

                  (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 4 hereof (and, if applicable, the requirements of Section 1(g) hereof), which purported termination shall not be effective for purposes of this Agreement.

                  (f) The term "Notice of Termination" means a notice of termination of the Executive's employment pursuant to Section 7 of this Agreement.

                  (g) The term "Termination for Cause" means termination of the employment of the Employee because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that action or failure to act was in the best interest of the Bank. Notwithstanding the foregoing, no Termination for Cause shall be deemed to have occurred unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the

Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2.  Term.

                  (a) The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to extension or earlier termination as provided herein.

                  (b) Except as provided in section 2(c), beginning on the date of this Agreement, the term of this Agreement shall automatically be extended for one additional day each day, unless either the Bank or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the term of this Agreement shall end on the second anniversary of the date on which such written notice is given. Upon termination of the Executive's employment with the Bank for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

                  (c) Nothing in this Agreement shall be deemed to prohibit the Bank at any time from terminating the Executive's employment during the term of this Agreement with or without notice for any reason; provided, however, that the relative rights and obligations of the Bank and the Executive in the event of any such termination shall be determined under this Agreement.

         3.  Severance Benefits.

                  (a) In the event that the Bank shall terminate the Executive's employment other than Termination for Cause, or the Executive shall terminate employment for Good Reason, within 24 months following a Change in Control, the Bank shall (i) pay the Executive salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; and (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Code, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which constitute "parachute payments" under Section 280G of the Code.

         While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under
Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to the excise tax under Section 4999 of the Code, the Bank shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax) equals the amount of such payments and value of such benefits as would receive in the absence of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax. The Bank shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Executive shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owed by the Executive with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Executive's behalf, any excise tax assessment against as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Executive and hold harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

                  (b) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits after the Date of Termination or otherwise. This Agreement shall not be construed as providing the Executive any right to be retained in the employ of the Bank or any affiliate of the Bank.

         4. Notice of Termination. In the event that the Bank desires to terminate the employment of the Executive during the term of this Agreement, the Bank shall deliver to the Executive a written notice of termination, stating (i) whether such termination constitutes Termination for Cause, and, if so, setting forth in reasonable detail the facts and circumstances that are the basis for the Termination for Cause, and (ii) specifying the Date of Termination. In the event that the Executive desires to terminate employment and determines in good faith that has experienced Good Reason to terminate employment, shall send a written notice to the Bank stating the circumstances that constitute Good Reason and the Date of Termination.

         The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement.

         5.  No Assignments.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Bank in the same amount and on the same terms that would be entitled to hereunder if terminated employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 3 hereof. For purposes of implementing the provisions of this Section 5(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

         6. Deferred Payments. If following a termination of the Executive, the aggregate payments to be made by the Bank under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed the limitation on deductible compensation contained in
Section 162(m) of the Code in any calendar year, any such amounts in excess of such limitation shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed such limitation.

         7. Delivery of Notices. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


                       If to the Executive:    [name]
                                               At the address last appearing
                                               on the personnel records of
                                               the Executive

                        If to the Bank:        Hudson River Bank & Trust Company
                                               1 Hudson City Center
                                               Hudson, New York  12534
                                               Attention:  Secretary

or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

         8. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         9. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         10. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         11. Governing Law. This Agreement shall be governed by the laws of the State of New York to the extent that federal law does not govern.

         12.  Arbitration.  Any  dispute  or  controversy  arising  under  or in
connection  with  this  Agreement  shall  be  settled   exclusively  by  binding
arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Bank, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of rights under Section 1(d) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrators= award in any court having jurisdiction.

         13. Reimbursement of Expenses. In the event any dispute shall arise between the Executive and the Bank as to the terms or interpretation of this Agreement, including this Section 13, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 13, or in defending against any action taken by the Bank, the Bank shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                                  HUDSON RIVER BANK & TRUST
                                         COMPANY


-------------------------------          ---------------------------------------
                                         By:
                                         Its:

                                         EXECUTIVE



                                          --------------------------------------
                                          [name]

                      CHANGE IN CONTROL SEVERANCE AGREEMENT


         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of this ___ day of __________, 1998 (the "Commencement Date"), by and between Hudson River Bank & Trust Company (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 5(a) hereof or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Bank"), and JoAnn Gamello (the "Executive").

         WHEREAS, the Executive is currently serving as Vice President of Finance; and

         WHEREAS, the Board of Directors of the Bank (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Bank or of its holding company, Hudson River Bancorp, Inc. (the "Company"), may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Bank, the Company and its stockholders; and

         WHEREAS, the Board believes it is in the best interests of the Bank to enter into this Agreement with the Executive in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company and/or the Bank, although no such change is now contemplated; and

         WHEREAS, the Board has approved and authorized the execution of this Agreement with the Executive;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Certain Definitions.

                  (a) The term "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries (as hereinafter defined), any person (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the

Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                  (b) The term "Commencement Date" means __________ __, 1998.

                  (c) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Bank, including but not limited to the Company.

                  (d) The term "Date of Termination" means the date specified in the Notice of Termination (which, in the case of a Termination for Cause shall not be less than 30 days from the date such Notice of Termination is given, and in the case of a termination for Good Reason shall not be less than 15 nor more than 60 days from the date such Notice of Termination is given); provided, however, that if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, whether by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay the Executive the Executive's full salary at the rate in effect when the notice giving rise to the dispute was given and continue the Executive as a participant in all benefit and fringe benefit plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Section 1(d).

                  (e) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given by the Executive in respect thereof:

                    (i) a requirement that the Executive be based at any location not within 50 miles of Hudson, New York, or that substantially increase travel on Company or Bank business;

                   (ii)  a material demotion of the Executive;

                  (iii) a material reduction in the number or seniority of personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Executive, other than as part of a Company-wide or Bank-wide reduction in staff;

                   (iv) a reduction in the Executive's salary or a material adverse change in the Executive's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank;

                    (v) a material and extended increase in the required hours of work or the workload of the Executive;

                   (vi) the failure of the Bank to obtain a satisfactory agreement from any successor to assume the obligations and liabilities under this Agreement, as contemplated in Section 5(a) hereof; or

                  (vii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 4 hereof (and, if applicable, the requirements of Section 1(g) hereof), which purported termination shall not be effective for purposes of this Agreement.

                  (f) The term "Notice of Termination" means a notice of termination of the Executive's employment pursuant to Section 7 of this Agreement.

                  (g) The term "Termination for Cause" means termination of the employment of the Employee because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. No act or failure to act by the Executive shall be considered intentional unless the Executive acted or failed to act with an absence of good faith and without a reasonable belief that action or failure to act was in the best interest of the Bank. Notwithstanding the foregoing, no Termination for Cause shall be deemed to have occurred unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the

Board at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2.  Term.

                  (a) The term of this Agreement shall be a period of two years commencing on the Commencement Date, subject to extension or earlier termination as provided herein.

                  (b) Except as provided in section 2(c), beginning on the date of this Agreement, the term of this Agreement shall automatically be extended for one additional day each day, unless either the Bank or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the term of this Agreement shall end on the second anniversary of the date on which such written notice is given. Upon termination of the Executive's employment with the Bank for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

                  (c) Nothing in this Agreement shall be deemed to prohibit the Bank at any time from terminating the Executive's employment during the term of this Agreement with or without notice for any reason; provided, however, that the relative rights and obligations of the Bank and the Executive in the event of any such termination shall be determined under this Agreement.

         3.  Severance Benefits.

                  (a) In the event that the Bank shall terminate the Executive's employment other than Termination for Cause, or the Executive shall terminate employment for Good Reason, within 24 months following a Change in Control, the Bank shall (i) pay the Executive salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given, at the time such payments are due; and (ii) pay to the Executive in a lump sum in cash, within 25 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Executive's "base amount" as determined under Section 280G of the Code, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the Executive, arising under any other plans or arrangements (i.e., not this Agreement) between the Company or any of the Consolidated Subsidiaries and the Executive, which constitute "parachute payments" under Section 280G of the Code.

         While it is not contemplated that the Executive will receive any amounts or benefits that will constitute "excess parachute payments" under
Section 280G of the Code, in the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries, constitute "excess parachute payments" under Section 280G of the Code that are subject to the excise tax under Section 4999 of the Code, the Bank shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax) equals the amount of such payments and value of such benefits as would receive in the absence of such excise tax and any federal, state and local tax on the Bank's payment to attributable to such excise tax. The Bank shall pay the Gross Up Payment within 30 days after the Date of Termination. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Executive shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owed by the Executive with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Executive's behalf, any excise tax assessment against as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Executive and hold harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

                  (b) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits after the Date of Termination or otherwise. This Agreement shall not be construed as providing the Executive any right to be retained in the employ of the Bank or any affiliate of the Bank.

         4. Notice of Termination. In the event that the Bank desires to terminate the employment of the Executive during the term of this Agreement, the Bank shall deliver to the Executive a written notice of termination, stating (i) whether such termination constitutes Termination for Cause, and, if so, setting forth in reasonable detail the facts and circumstances that are the basis for the Termination for Cause, and (ii) specifying the Date of Termination. In the event that the Executive desires to terminate employment and determines in good faith that has experienced Good Reason to terminate employment, shall send a written notice to the Bank stating the circumstances that constitute Good Reason and the Date of Termination.

         The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement.

         5.  No Assignments.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation and benefits from the Bank in the same amount and on the same terms that would be entitled to hereunder if terminated employment for Good Reason, in addition to any payments and benefits to which the Executive is entitled under Section 3 hereof. For purposes of implementing the provisions of this Section 5(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive, unless otherwise provided herein, all amounts payable hereunder shall be paid to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

         6. Deferred Payments. If following a termination of the Executive, the aggregate payments to be made by the Bank under this Agreement and all other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries would exceed the limitation on deductible compensation contained in
Section 162(m) of the Code in any calendar year, any such amounts in excess of such limitation shall be mandatorily deferred with interest thereon at 7.0% per annum to a calendar year such that the amount to be paid to the Executive in such calendar year, including deferred amounts, does not exceed such limitation.

         7. Delivery of Notices. For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:


                       If to the Executive:    [name]
                                               At the address last appearing
                                               on the personnel records of
                                               the Executive

                        If to the Bank:        Hudson River Bank & Trust Company
                                               1 Hudson City Center
                                               Hudson, New York  12534
                                               Attention:  Secretary

or to such other address as such party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

         8. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         9. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         10. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         11. Governing Law. This Agreement shall be governed by the laws of the State of New York to the extent that federal law does not govern.

         12.  Arbitration.  Any  dispute  or  controversy  arising  under  or in
connection  with  this  Agreement  shall  be  settled   exclusively  by  binding
arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 100 miles of such Executive's job location with the Bank, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the Executive shall be entitled to seek specific performance of rights under Section 1(d) during the pendency of any dispute or controversy arising under or in connection with this Agreement. Judgment may be entered on the arbitrators= award in any court having jurisdiction.

         13. Reimbursement of Expenses. In the event any dispute shall arise between the Executive and the Bank as to the terms or interpretation of this Agreement, including this Section 13, whether instituted by formal legal proceedings or otherwise, including any action taken by the Executive to enforce the terms of this Section 13, or in defending against any action taken by the Bank, the Bank shall reimburse the Executive for all costs and expenses incurred by the Executive, including reasonable attorney's fees, arising from such dispute, proceedings or actions, unless a court of competent jurisdiction renders a final and nonappealable judgment against the Executive as to the matter in dispute. Reimbursement of the Executive's expenses shall be paid within ten days of the Executive furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Executive.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                                  HUDSON RIVER BANK & TRUST
                                         COMPANY


-------------------------------          ---------------------------------------
                                         By:
                                         Its:

                                         EXECUTIVE



                                          --------------------------------------
                                          [name]